                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 16, 2007

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                                  DELIA*S, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                  000-51648               20-3397172
(State or other jurisdiction of  (Commission File)        (IRS Employer
       incorporation)                 Number            Identification No.)

                 435 Hudson Street, New York, New York 10014
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (212) 807-9060

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      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      /_/  Written communications  pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

      /_/  Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act
           (17 CFR 240.14a-12)

      /_/  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

      /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))[GRAPHIC OMITTED]

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On April 16, 2007, the Compensation Committee of the Board of Directors of
dELiA*s, Inc. (the "Company") approved the payment, pursuant to the terms of the
Company's  2006  Management  Incentive  Plan (the  "Plan"),  of bonus  awards to specified named executive officers of the Company,  including Robert E. Bernard,
Chief Executive Officer,  Walter Killough,  Chief Operating  Officer,  and David
Desjardins,  Chief Stores  Officer.  The Plan  provides  that,  in the event the
Company  achieves a  threshold  EBITDA  level,  as defined in the Plan,  for its fiscal year ended  February 3, 2007,  Mr. Bernard would be entitled to receive a bonus equal to 45% of his  $600,000  base salary for fiscal 2006,  Mr.  Killough would be entitled to receive a bonus  equal to 30% of his  $375,000  base salary for fiscal 2006 and Mr. Desjardins would be entitled to receive a bonus equal to
15% of his $325,000 base salary for fiscal 2006.  Since the Company achieved the required  threshold  EBITDA  level  under the Plan for fiscal  2006,  bonuses of
$270,000,  $112,500 and $48,750 were  awarded to Messrs.  Bernard,  Killough and
Desjardins,  respectively,  from the bonus pool that had been reserved under the
Plan.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     DELIA*S, INC.
                                     (Registrant)

Date: April 19, 2007                By: /s/ Stephen A. Feldman
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                                     Stephen A. Feldman, Chief Financial Officer